UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.

On June 3, 2014, the Company presented at the Jefferies 2014 Global Healthcare Conference. A copy of the Company’s presentation slides is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The presentation slides are also available on the OPKO website at www.opko.com under Investor Relations. The information contained on OPKO’s website shall not be deemed part of this report.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act, unless expressly stated otherwise.

ITEM 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Jefferies 2014 Global Healthcare Conference Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By	/s/ Adam Logal
Name:	Adam Logal
Title:	Senior Vice President, Chief Financial Officer

Date June 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Jefferies 2014 Global Healthcare Conference Presentation.